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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                            ----------------------

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


                                Not Applicable
                            ----------------------
               Date of Report (Date of earliest event reported)

                      DONALDSON, LUFKIN & JENRETTE, INC.
                            ----------------------
            (Exact name of registrant as specified in its charter)

         Delaware                      1-6862                  13-1898818
----------------------------   -----------------------      ----------------
(State or other jurisdiction   (Commission File Number)     (I.R.S. Employer
       of organization)                                  Identification Number)


         277 Park Avenue
        New York, New York                                     10172
----------------------------------------                     ----------
(Address of principal executive offices)                     (Zip Code)


                                (212) 892-3000
                            ----------------------
             (Registrant's telephone number, including area code)





                            ----------------------
         (Former Name or Former Address, if Changed Since Last Report)


                   Exhibit Index is on page 4 of this filing


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Item 5. OTHER EVENTS

  The consolidated financial statements of Donaldson, Lufkin & Jenrette, Inc. and subsidiaries as of December 31, 1997 and 1996 and for each of the years in the three-year period ended December 31, 1997 are filed as an exhibit and incorporated by reference.


Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

  c. Exhibits

     23  Consent of KPMG Peat Marwick LLP.

     99 The consolidated financial statements of Donaldson, Lufkin & Jenrette, Inc. and subsidiaries as of December 31, 1997 and 1996 and for each of the years in the three-year period ended December 31, 1997.


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                                   SIGNATURE

   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         DONALDSON, LUFKIN & JENRETTE, INC.

                                         By /s/ Marjorie S. White
                                           --------------------------------
Date: March 23, 1998                       Name:  Marjorie S. White
                                           Title: Secretary

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                                 EXHIBIT INDEX

                                                                   Sequentially
Exhibit                                                              Numbered
Number                              Exhibit                             Page
-------                             -------                         -----------

  23     Consent of KPMG Peat Marwick LLP.

  99 The consolidated financial statements of Donaldson, Lufkin & Jenrette, Inc. and subsidiaries as of December 31, 1997 and 1996 and for each of the years in the three-year period ended December 31, 1997.